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                                                                   EXHIBIT 32(A)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     The undersigned, William C. Weldon, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, hereby certifies that:

          (1) the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2005 (the "Report") fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ WILLIAM C. WELDON
                                          --------------------------------------
                                                    William C. Weldon
                                                 Chief Executive Officer

Dated: March 14, 2005

     This certification is being furnished to the SEC with this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.